UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 22, 2015

Be Active Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-55185	68-0678429
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1010 Northern Blvd., Great Neck, NY	11021
(Address of principal executive offices)	(Zip Code)

(212) 736-2310
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|   | Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|   | Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|  |  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|  |  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations
Item 1.01   Entry into a Material Definitive Agreement.

On September 22, 2015, Be Active Holdings, Inc. (the “Company”) closed on a $250,000 financing in accordance with the terms of a Consent, Waiver and Modification Agreement. Pursuant to said agreement, the Company issued five allonges to the previous secured convertible promissory notes issued by the Company in December 2014 (see the Current Report on Form 8-K dated December 31, 2014 and filed with the Securities and Exchange Commission on January 7, 2014). The maturity date of the allonges is September 30, 2016 and the conversion rate of the notes was decreased to $.001.

In connection with the financing, the Company agreed to increase the conversion rate of the outstanding Series C Preferred Stock from one share to five shares of common stock and to effectuate a reverse stock split prior to November 20, 2015. If the appropriate filings are not made by such time to take such actions, Alpha Capital Anstalt has the right to declare such failure an event of default pursuant to its secured convertible promissory note and to also require the Company to purchase its Series C Preferred Stock.

Palladium Capital Advisors LLC was issued an allonge in the amount of $25,000 as placement agent for the financing.

For all the terms and conditions of the Consent, Waiver and Modification Agreement and the allonges described above, reference is hereby made to such Agreement and Note annexed hereto as Exhibit 10.13 and Exhibit 10.14, respectively. All statements made herein concerning the foregoing Agreement and allonges are qualified by reference to said Exhibits.

Section 2 - Financial Information
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth above under Item 1.01 (Entry into a Material Definitive Agreement) above is incorporated by reference into this Item 2.03.

Section 3 - Securities and Trading Markets
Item 3.02                      Unregistered Sales of Equity Securities.

The disclosure set forth above under Item 1.01 (Entry into a Material Definitive Agreement) above is incorporated by reference into this Item 3.02. The allonges described in Item 1.01 above was issued in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act of 1933, as amended, and Rule 506 promulgated thereunder. The allonges executed in connection therewith contains representations to support the Company's reasonable belief that each of the investors had access to information concerning the operations and financial condition of the Company, is acquiring the securities for its own account and not with a view to the distribution thereof, and is an "accredited investor" as such term is defined in Rule 501 (a) of Regulation D promulgated under the Securities Act. At the time of their issuance, the allonges and any shares of common stock issued upon conversion thereof above will be deemed to be restricted securities for purposes of the Securities Act and the certificates representing the securities shall bear legends to that effect.

Section 9 – Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.

10.13	Consent, Waiver and Modification Agreement, dated September 21, 2015, between the Company and each of the signatories thereto.

10.14	Allonge No. 1 to Secured Note issued December 31, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BE ACTIVE HOLDINGS, INC.

Dated: September 24, 2015	By:	/s/ Joseph Rienzi
	Name:	Joseph Rienzi
	Title:	Interim President